SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2015

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (214) 574-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 5, 2015, the Audit Committee of the Board of Directors (the “Audit Committee”) of Global Power Equipment Group Inc. (“Global Power” or the “Company”), in consultation with its outside advisors and management, concluded that the financial statements for the annual period ended December 31, 2014 should not be relied upon because of accounting errors affecting the fourth quarter of 2014 that were discovered during the first quarter 2015 financial review process.  Those errors resulted in an understatement of the Company’s cost of sales in the quarterly and annual periods ended December 31, 2014.

Pending the issuance by the Company’s independent registered public accounting firm, BDO USA, LLP (“BDO”), of its audit opinion in respect of the Company’s restated 2014 financial statements, the previously filed financial statements of Global Power for that period, including the corresponding financial statement information, management’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014, earnings and press releases or other shareholder communications, as well as the auditors’ reports on those financial statements and its report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014, should not be relied upon.  The Company intends to file restated financial information as soon as practicable.

The Company, in consultation with BDO, is in the process of continuing its accounting review and analyzing the impact of the errors on its previously reported financial statements included in its Form 10-K for the year ended December 31, 2014 (the “Form 10-K”).  The Audit Committee also intends to retain other outside advisors to analyze the facts and circumstances relating to the restatement, including whether other periods may have been impacted.

The Company has not yet finalized its financial results for the first quarter of 2015 primarily because the precise extent to which costs should have been recognized in 2014 rather than carried forward to 2015 has not been determined.  Until the Company has finalized its accounting for the 2014 full year, as well as completed and filed an amendment to the prior report to correct the errors discussed above, the Company will be unable to file its Quarterly Report on Form 10-Q for the quarter ended March 29, 2015.  While the Company plans to request a five-day extension to file its Form 10-Q with the United States Securities and Exchange Commission, the Company does not anticipate it will meet the extended deadline.

Both management and the Audit Committee have discussed with BDO the matters disclosed in this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On May 6, 2015, the Company issued a press release regarding the matters discussed in Item 4.02 above.  A copy of the press release is furnished as Exhibit 99.1 hereto.  Such press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Global Power Equipment Group Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2015

Global Power Equipment Group Inc.

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Global Power Equipment Group Inc.